SMITH BARNEY MULTIPLE DISCIPLINE TRUST

On Behalf of

Large Cap Growth and Value

And

Global All Cap Growth and Value

SUPPLEMENT DATED AUGUST 24, 2004

TO THE PROSPECTUSES AND STATEMENT OF

ADDITIONAL INFORMATION DATED APRIL 29, 2004

The following information supercedes the disclosure in the Prospectuses and Statements of Additional Information of the portfolios. Defined terms have the same meanings as set forth in the Prospectuses and Statements of Additional Information.

Effective August 19, 2004, Mark McAllister and Robert Feitler are responsible for the day-to-day management of the Large Cap Value segment of Large Cap Growth and Value Portfolio and Global All Cap Growth and Value Portfolio. Mr. McAllister is an investment officer of SBFM. He is also a Managing Director of Salomon Brothers Asset Management Inc (“SaBAM”), an affiliate of SBFM and CGM. Mr. McAllister has 17 years of investment management experience. Mr. Feitler has been with SaBAM since 1995 and is a director of SaBAM.

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